UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 7, 2024

MARQETA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40465	27-4306690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
180 Grand Avenue, 6th Floor
Oakland, California 94612
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (877) 962-7738
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MQ	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On May 7, 2024, Marqeta, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2024. A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board Leadership Transition

On May 6, 2024, Jason Gardner informed the Company's Board of Directors (the "Board") and the Company agreed that Mr. Gardner would step down from his position as Executive Chairman, effective June 13, 2024 (or, if later, the date of the Company’s 2024 Annual Meeting of Stockholders, the “Transition Date”). Mr. Gardner will continue to serve as a non-employee director on the Board. Mr. Gardner’s departure is not the result of any disagreement between Mr. Gardner and the Company or its management on any matter relating to the Company’s operations, policies, or practices.

In connection with Mr. Gardner’s departure, the Company and Mr. Gardner have entered into a Transition Agreement. Pursuant to the Transition Agreement:

•Mr. Gardner will continue to perform his normal duties as Executive Chairman until the Transition Date.
•Mr. Gardner will receive the balance of his pro-rated salary and target bonus as Executive Chairman for the current year.
•Mr. Gardner’s “Executive Chairman Long-Term Performance Awards” (as defined below) will terminate by their terms and be forfeited for no consideration.
•Mr. Gardner’s other outstanding stock option awards under the Company’s 2011 Equity Incentive Plan will remain in full force and effect by their terms.
•Mr. Gardner will be eligible to participate as a non-employee director in the Company’s Non-Employee Director Compensation Policy, except that he waives the right to an “Initial Award” as defined in such Policy.
•Mr. Gardner will be eligible to receive other specified benefits as a director of the Company.
•The Company will provide retiree benefits to Mr. Gardner and his covered spouse and dependents consisting of health, vision, and dental insurance until Mr. Gardner reaches age 65.
•Mr. Gardner waives any rights or benefits he may have under the Company’s Executive Severance Plan or any other severance or termination benefits.
•At each annual meeting of the Company’s stockholders at which Mr. Gardner’s term as a director expires, the Company agrees to nominate Mr. Gardner for election to the Board, as long as he continues to hold at least 20% voting power of the Company and continues to satisfy the other criteria set forth in the nominations provision of the Transition Agreement.
•Mr. Gardner will be invited to chair a new Payments Innovation Committee of the Board that will be formed.
•Mr. Gardner voluntarily converted a portion of his shares of Class B Common Stock into shares of Class A Common Stock, as further described below.

A copy of the Transition Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Forfeiture of Executive Chairman Long-Term Performance Award

In April and May 2021, our Board granted stock options to Mr. Gardner providing for a maximum of 19,740,923 shares and 47,267 shares of our Class B common stock, subject to Mr. Gardner’s continued service as our chief executive officer or executive chairman of our Board (the “Executive Chairman Long-Term Performance Award”). As a result of Mr. Gardner’s election to step down as Executive Chairman, the Executive Chairman Long-Term Performance Award will be forfeited by its terms, effective as of June 13, 2024.

Under applicable accounting rules, the forfeiture is expected to result in a one-time reversal of stock-based compensation expenses of $157.8 million in the second quarter of 2024. The forfeiture of the Executive Chairman Long-Term Performance Award will reduce the potential dilution associated with this award and the Company will no longer be required to recognize the expense associated with the award over future fiscal quarters. Mr. Gardner received no payments, replacement equity awards, or benefits in connection with the forfeiture.

Item 7.01    Regulation FD Disclosure.

Independent Board Chair

On May 6, 2024, the Board appointed Jud Linville as independent Chairman of the Board effective as of the Transition Date.

Share Conversion

On May 6, 2024, Mr. Gardner elected to voluntarily convert 17.71 million outstanding shares of Class B common stock into shares of Class A common stock on a one-for-one basis, effective immediately, pursuant to Article IV.D.3(a) of the Company’s Amended and Restated Certificate of Incorporation. The Class B common stock is substantially the same as the Class A common stock except Class B common stock has ten votes per share whereas Class A common stock has one vote per share.

As a result of the voluntary conversions, Mr. Gardner will beneficially own effective voting power of approximately 40% as of May 6, 2024.

Share Repurchase Program

On May 6, 2024, the Company's Board of Directors unanimously approved a share repurchase program authorizing the Company to purchase up to an aggregate of $200 million of the Company’s Class A common stock, subject to customary conditions.

The Company may repurchase shares from time to time through open market purchases, in privately negotiated transactions or by other means, including through the use of trading plans intended to qualify under Rule 10b5-1 under the Exchange Act, in accordance with applicable securities laws and other restrictions, including Rule 10b-18. The timing and total amount of stock repurchases will depend upon business, economic and market conditions, corporate and regulatory requirements, prevailing stock prices and other considerations. The execution of the repurchase program will be consistent with the Company’s capital allocation strategy, which prioritizes investments to grow the business. The share repurchase program has no termination date, and does not obligate the Company to acquire a specific number of shares of Class A common stock and may be canceled or suspended at any time without notice.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
10.1#	Transition Agreement between the Registrant and Jason Gardner, dated May 6, 2024.
99.1	Press release issued by Marqeta, Inc., dated May 7, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
#	Indicates management contract or compensatory plan, contract, or agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARQETA, INC.
Date: May 7, 2024	/s/ Michael (Mike) Milotich
Michael (Mike) Milotich
Chief Financial Officer